INCOME TAXES	12 Months Ended
Dec. 31, 2017
Notes to Financial Statements
NOTE 10 - INCOME TAXES

At December 31, 2017 and 2016, we had available Federal and state net operating loss carryforwards to reduce future taxable income. The amounts available were approximately $12,605,339 and $8,631,157 for Federal and state purposes, respectively. The Federal carryforward expires in 2037 and the state carryforward expires in 2022. Given our history of net operating losses, our management has determined that it is more likely than not that we will not be able to realize the tax benefit of the carryforwards. Accordingly, we have not recognized a deferred tax asset for this benefit.

Effective January 1, 2007, we adopted FASB guidelines that address the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under this guidance, we may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. This guidance also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. At the date of adoption, and as of December 31, 2017 and 2016, we did not have a liability for unrecognized tax benefits, and no adjustment was required at adoption.

Our policy is to record interest and penalties on uncertain tax provisions as income tax expense. As of December 31, 2017 and 2016, we have not accrued interest or penalties related to uncertain tax positions. Additionally, tax years 2014 through 2016 remain open to examination by the major taxing jurisdictions to which we are subject.

Upon the attainment of taxable income by us, our management will assess the likelihood of realizing the tax benefit associated with the use of the carryforwards and will recognize a deferred tax asset at that time.

The items accounting for the difference between income taxes computed at the federal statutory rate and the provision for income taxes are as follows:

	2017	2016
Income tax at federal Statutory rate	34.0%	34.0%
Effects of permanent differences	(8.4)%	(18.9)%
Effect of temporary differences	1.3%	0%
Adjustment of prior year NOL’s	(3.8)%	0%
Effects of state taxes (net of federal taxes)	0%	0%
Change in valuation allowance	(23.1)%	(15.1)%
	0.0%	0.0%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

As of December 31, 2017 and 2016, our only significant deferred income tax asset was a cumulative estimated net tax operating loss of $12,605,339 and $8,631,157, respectively, that is available to offset future taxable income, if any, in future periods, subject to expiration and other limitations imposed by the Internal Revenue Service. Management has considered our operating losses incurred to date and believes that a full valuation allowance against the deferred tax assets is required as of December 31, 2017 and 2016. For the year ended December 31 2017, the change in valuation allowance was $1,198,842.

Utilization of our net operating losses may be subject to substantial limitations if the Company experiences a 50% change in ownership, as provided by the Internal Revenue Code and similar state provisions.